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                                                                   EXHIBIT 10.15

                                WARRANT AGREEMENT
                               FOR COMMON STOCK OF
                                 Sonicport, Inc.

         THIS CERTIFIES that, for value received, Red Rock Bridge Fund, L.L.C. or its permitted assigns (collectively, the "Holder"), is entitled to purchase from Sonicport, Inc., a Nevada corporation (the "Company"), at any time, and from time to time, during the exercise period referred to in Section 1 hereof 462,000 fully paid, validly issued and nonassessable shares (the "Warrant Shares") of common stock of the Company, par value $0.001 (the "Common Stock") at the exercise price of $0.24 per share, subject to anti-dilution adjustments as provided herein (the 'Warrant Share Price"). Securities issuable upon exercise of this Warrant and the exercise price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Warrant in part or transfer of this Warrant in whole or in part.

1. EXERCISE: PAYMENT FOR OWNERSHIP INTEREST.

         (a) Upon the terms and subject to the conditions set forth herein, this Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, on or after the date hereof and prior to 5 p.m. Utah time on January 21, 2007, by presentation and surrender of this Warrant to the principal offices of the Company, or at the office of its Transfer Agent (as hereinafter defined), if any, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Warrant . Share Price multiplied by the number of Warrant Shares as to which this Warrant is then being exercised; provided, however, that in each case, the minimum number of Warrant Shares as to which this Warrant is being exercised shall not be less than 1,000 Warrant Shares; provided, further, that in the event of any merger, consolidation or sale of all or substantially all the assets of the Company resulting in any distribution to the Company's stockholders, prior to January 21 2007, the Holder shall have the right to exercise this Warrant commencing at such time through January 21, 2007 into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. Any transfer of Warrant Shares obtained by the Holder in exercise of this Warrant is subject to the requirement that such securities be registered under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws or exempt from registration under such laws. The Holder of this Warrant shall be deemed to be a shareholder of the Warrant Shares as to which this Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Warrant in proper form for exercise and payment by certified or official bank check or wire transfer of the cash purchase price for the number of Warrant Shares as to which the exercise is being made,


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notwithstanding that the stock transfer books of the Company shall be then closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder.

         (b) All or any portion of the Warrant Share Price may be paid by surrendering Warrants effected by presentation and surrender of this Warrant to the Company, or at the office of its Transfer Agent, if any, with a Cashless Exercise Form annexed hereto duly executed (a "Cashless Exercise"). Such presentation and surrender shall be deemed a waiver by the Company of the Holder's obligation to pay all or any portion of the aggregate Warrant Share Price. Except as provided in Section 3 below, in the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares for which the Holder desires to exercise this Warrant by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Warrant Share Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(b), the then current market price per share of Common Stock at any date shall be deemed to be the average for the ten consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market or, if applicable, the Nasdaq SmallCap Market, or if not then included for quotation on the Nasdaq National Market or the Nasdaq SmaIICap Market, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board or the National Quotations Bureau, as the case may be, or if not then publicly traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the independent members of the Board of Directors of the Company.

         (c) If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder as to which the Warrant has not been exercised. If this Warrant is exercised in part, such exercise shall be for a whole number of Warrant Shares. Upon any exercise and surrender of this Warrant, the Company (i) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional Warrant Share (determined in such reasonable and equitable manner as the Board of Directors of the Company shall in good faith determine), and (ii) will deliver to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon


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such exercise, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2. ANTI-DILUTION PROVISIONS. The Warrant Share Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant and the Warrant Share Price shall be subject to adjustment from time to time upon happening of certain events as follows:

         2.1 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization, reclassification or any other change of capital stock of the Company, or any consolidation or merger of the Company with another person, or the sale or transfer of all or substantially all of its assets to another person shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares of Common Stock, then provision shall be made by the Company, in accordance with this Section 2.1, whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant Agreement and in addition to or in exchange for, as applicable, the Warrant Shares subject to this Warrant immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such securities or assets as would have been issued or payable with respect to or in exchange for the aggregate Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby if exercise of the Warrant had occurred immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument (i) the obligation to deliver to the Holder such securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and (ii) all other obligations of the Company under this Warrant; provided, however, that the failure to comply with the foregoing shall not affect the validity or legality of such consolidation, merger, sale, transfer or lease. The provisions of this
Section 2.1 shall similarly apply to successive consolidations, mergers, exchanges, sales, transfers or leases. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or transfer, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 2.2 hereof.

         2.2 Stock Dividends and Securities Distributions. If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of shares of Common Stock (i) securities (including rights, warrants, options or another form of convertible securities), (ii) property, other than cash, or (iii) cash,


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without fair payment therefor, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive such securities, property and cash which the Holder would hold on the date of such exercise if, on the date of the distribution, the Holder had been the holder of record of the shares of Common Stock issued upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares of Common Stock and the securities, property and cash receivable by the Holder during such period, subject, however, to the Holder agreeing to any conditions to such distribution as were required of all other holders of shares of Common Stock in connection with such distribution.

         2.3 Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment, including a statement of the adjusted Warrant Share Price or adjusted number of shares of Common Stock, if any, issuable upon exercise of each Warrant, describing the transaction giving rise to such adjustments and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail, by first class mail, postage prepaid, a copy of each such certificate to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, and to its Transfer Agent.

         2.4 No adjustment in the Warrant Share Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

3. RE-SET OF WARRANT SHARE PRICE. In the event that the average closing bid price for the Company's Common Stock for the 10 trading days preceding the one-year anniversary of the date hereof ("Adjustment Price") is less than the Warrant Share Price, then the Warrant Share Price shall be automatically reset to such lower price equal to $0.10 (ten cents) less than the Adjustment Price. However, in no case shall the Warrant Share Price fall below $0.01 (one cent) per share.

4. NO VOTING RIGHTS. This Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

5. WARRANTS TRANSFERABLE. This Warrant and all rights hereunder are transferable, in whole or in part, at the principal offices of the Company by the Holder hereof,

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upon surrender of this Warrant properly endorsed; provided, however, that in each case the minimum number of Warrant Shares being transferred by the Holder shall not be less than 1,000 Warrant Shares; provided, further, that without the prior written consent of the Company, this Warrant and all rights hereunder may be transferred only (i) to an affiliate of the initial Holder hereof or successor in interest to any such person in a transaction exempt from registration under the 1933 Act; or (ii) pursuant to the registration of this Warrant or the Warrant Shares under the 1933 Act or subsequent to one year from the date hereof pursuant to an available exemption from such registration. It shall be a condition to transfer of this Warrant that the transferee agrees to be bound by the restrictions on transfer contained in Section 3(b)(ix) of the Agency Agreement.

6. WARRANTS EXCHANGEABLE: ASSIGNMENT; LOSS, THEFT. DESTRUCTION. ETC. This Warrant is exchangeable, without expense, upon surrender hereof by the Holder hereof at the principal offices of the Company, or at the office of its Transfer Agent, if any, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such Warrant Shares as shall be designated by such Holder hereof at the time of such surrender. Upon surrender of this Warrant to the Company at its principal office, or at the office of its Transfer Agent, if any, with an instrument of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company, or at the office of its Transfer Agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the Holder hereof a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder. Any such new Warrant executed and delivered shall constitute an additional contractual obligation of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

7. LEGENDS; INVESTMENT REPRESENTATIONS.

         (a) Any certificate evidencing the securities issued upon exercise of this Warrant shall bear a legend in substantially the following form:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

         (b) The Holder hereby represents that it is purchasing this Warrant for its own account for investment and not with the view to or for sale in connection with the distribution of this Warrant, nor with any present intention of selling or otherwise disposing of all or any part of this Warrant. The Holder hereby represents that it understands that there may not be any market for this Warrant or the Warrant Shares. The Holder hereby agrees that (1) the purchase of this Warrant is a long-term investment, (2) the Holder may have to bear the economic risk of investment for an indefinite period of time because neither this Warrant nor the Warrant Shares has been registered under the Securities Act and, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under said Securities Act and under applicable securities laws of certain states or an exemption of such registration is available and (3) the Holder is an accredited investor as defined in Rule 501 promulgated under the 1933 Act. The Holder hereby represents that it understands that the Company is under no obligation to register this Warrant and, except as set forth in a Registration Rights Agreement dated the date hereof, the Company is under no obligation to register the Warrant Shares. The Holder shall be deemed to reaffirm the foregoing investment representations at such time the Holder exercises this Warrant.

8. MODIFICATIONS AND WAIVERS. The terms of the Warrants may be amended, modified or waived only by the written agreement of the Company and the Holder.

9. MISCELLANEOUS. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this Warrant and all substitute Warrants. The Holder shall pay all taxes (other than any issuance taxes, including, without limitation, documentary stamp taxes, transfer taxes and other governmental charges, which shall be paid by the Company) in connection with such issuance and delivery of this Warrant and the Warrant Shares.

         The Company shall maintain, at the office or agency of the Company maintained by the Company, books for the registration and transfer of the Warrant.

10. RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, solely for the purpose of enabling it to satisfy any obligation to issue


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Warrant Shares upon exercise of this Warrant, the maximum number of shares of
Common Stock which may then be deliverable upon the exercise of this Warrant

         The Company or, if appointed, the Transfer Agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder.

         The Company covenants that all Warrant Shares which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

11. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with the laws of the State of Utah, and the rights of the parties shall be governed by, the law of such State.

         IN WITNESS WHEREOF, this Warrant Agreement has been executed as of the 21 day of January, 2002.

                                                     SONICPORT, INC.



                                                     By:   /S/ RICHARD SHAPIRO
                                                          ----------------------
                                                          Name:  Richard Shapiro
                                                          Title:  CFO


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